UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
INVESTMENT COMPANY ACT FILE NUMBER:     811-21547

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville,
Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., President
Calamos Advisors LLC
2020 Calamos Court
Naperville, Illinois
60563-2787
REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:    (630) 245-7200
DATE OF FISCAL YEAR END:    October 31, 2008
DATE OF REPORTING PERIOD:    November 1, 2007 through April 30, 2008

ITEM 1. REPORTS TO SHAREHOLDERS
Include a copy of the report transmitted to stockholders pursuant to
Rule 30e-1 under the Act (17 CFR 270.30e-1).
Investment strategies for your serious money
Calamos Global Total Return Fund (CGO)
Semiannual Report April 30, 2008

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Letter to Shareholders
Dear Fellow Shareholders:
Enclosed is your semiannual report for the six-month period ended April 30, 2008. We appreciate the opportunity to correspond with you and encourage you to carefully review this report, which includes market and fund commentary from our investment team, a listing of portfolio holdings, financial data and highlights, as well as detailed information regarding performance and allocations of Calamos Global Total Return Fund (CGO).
This Fund seeks total return through a combination of capital appreciation and current income. In pursuit of this goal, our investment management team dynamically blends equities, convertible securities and below-investment-grade (high-yield) fixed-income securities issued by companies around the world. We believe the Fund’s broad universe of securities and dynamic allocation strategy provides enhanced opportunities to pursue income and returns, and to manage risk over full market cycles.
During the period, market volatility and economic uncertainty created considerable turbulence across the markets. Nonetheless, the Fund provided common shareholders with increasing distributions. In December of 2007, CGO raised its monthly distribution to $0.1150 per share from $0.1100. We were able to raise the distribution of the Fund because of our strong past performance as well as our investment managers’ expectations about the prospects of the securities within CGO’s portfolio.
As the broad market struggled, closed-end funds faced added challenges due to the conditions in the credit markets, specifically the auction rate preferred securities (ARPS) market. Like many other closed-end funds, CGO uses auction rate preferred shares as a way to leverage portfolios and potentially increase returns for common shareholders. During the period, the credit crunch which originated in the subprime mortgage sector cascaded across other areas of the credit market, including the ARPS market. However, unlike many other segments of the credit market, the problems in the closed-end fund ARPS market were liquidity-based, and not driven by problematic credit quality or fundamentals.
As liquidity in the ARPS market deteriorated, Calamos Investments worked diligently to protect the interests of all of the Fund’s shareholders—both the investors who entrusted us with funds through the ARPS market (investors in the “preferred” share class) and the common shareholders who account for the majority of fund assets. As a result of these efforts, we secured refinancing for all of the ARPS financing in CGO.
We recognize that periods such as these can unsettle even seasoned investors. However, our experience in the markets has taught us that investment success is best measured over full market cycles rather than quarters, months or a year. Moreover, short-term market volatility can create considerable opportunities for investors with long-term perspective. For example, we believe anxious investors sold many fundamentally strong investments during the reporting period, providing buying opportunities for our discipline.

	Global Total Return Fund	1
Letter to Shareholders	SEMIANNUAL REPORT

Letter to Shareholders
Should you have any questions about your portfolio, please contact your financial advisor. Or, you can contact us at 800.582.6959, Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time. We invite you to visit our website at www.calamos.com on an ongoing basis, where you can sign up for e-delivery of reports and view market commentary and additional information about the Fund and our investment process. Our website also includes a section dedicated to the auction rate preferred securities market.
Thank you for the trust you have placed in Calamos Investments. We are honored that you have chosen us to help you meet your long-term investment goals.
Sincerely,
John P. Calamos, Sr.
Chairman, CEO and Co-CIO
Calamos Advisors LLC
This report is for informational purposes only and should not be considered investment advice.

2	Global Total Return Fund
	SEMIANNUAL REPORT	Letter to Shareholders

Economic and Market Review
     For the latest market and economic outlook, please visit our website at www.calamos.com and select the “Fund Investors” link.
During the semiannual period, the global credit crisis cast a shadow over the markets as investors weighed the probability of recession in the United States and the potential implications to the global economy. Access to credit remained tight as the subprime mortgage market collapse that began in the summer of 2007 continued to reverberate. Banking and financial institutions were among those that suffered most. One of Wall Street’s leading institutions, Bear Stearns, faced a near-certain demise if not for a bailout orchestrated by JP Morgan Chase and the Federal Reserve in March. Commodity prices soared to new heights, inflationary pressures increased, the housing market floundered, and the U.S. dollar weakened.
Yet, even as uncertainty prevailed, the U.S. economy persevered. First quarter GDP growth continued on a slow-yet-positive pace, as it did in the fourth quarter of 2007. Throughout the period, the Federal Reserve responded aggressively to support the economy and to shore up investor confidence. Most notably, the central bank cut the federal funds target rate five times during the six months ended April 30, from 4.5% to 2.0%.
Against this backdrop, global equity markets retreated sharply for the six-month period ended April 30, 2008. Economic concerns weighed most heavily on stocks, which returned -9.64%, as measured by the S&P 500 Index1. International equities fell nearly as far, with the MSCI EAFE Index2 returning -8.99%.
Convertible securities once again illustrated the benefits of their hybrid characteristics, and returned -5.86% (as measured by the Value Line Convertible Index3)—a considerably less severe drop than the broad equity market. (Convertibles are hybrid securities in that they combine the opportunity for upside equity market participation with the potential downside protection of fixed-income securities.) Issuance trends remained favorable, as companies in the troubled financial sector turned to the convertible market for capital. Additionally, convertibles benefited from surging volatility in the equity markets. (Volatility increases the value of the conversion feature of a convertible bond.)
High-yield corporate bonds also struggled. The CS High Yield Index4 returned -0.90% as tight credit conditions, recessionary fears, increased volatility and stagnant supply weighed on investor sentiment. Although default and bankruptcy rates remain near historical lows, there was evidence of those rates rising in March and April. Spooked by the credit crisis, investors favored high-quality issues over the riskier, more speculative lower-grade tiers during the early portion of the reporting period. Credit spreads widened to levels not seen in years, although they did come down late in the period as investors became more willing to take on increased risk. (Credit spreads measure the yields between bonds with different levels of credit quality risk. When spreads widen, investors receive more compensation for taking on risk.)
Despite the uncertainty and volatility, investor sentiment brightened toward the end of the reporting period. The bailout of Bear Stearns, ongoing action from the Fed and strong earnings reports for the broad market (excluding the financial sector) boosted investor confidence. Stock and bond markets rallied briskly during the final weeks of the reporting period.

	Global Total Return Fund	3
Economic and Market Review	SEMIANNUAL REPORT

Economic and Market Review
As always, we encourage investors to stay focused on the long-term. While the near-term outlook for the U.S. and global economy remains more clouded than in years past, periods of slower growth and contraction are a normal part of the economic cycle. Having invested through many different market cycles, we continue to have conviction in the Fund’s portfolio and investment discipline. We believe the Fund is well positioned to provide income and total return through full market cycles.

[1]	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

[2]	The MSCI EAFE® Index measures developed market equity performance (excluding the U.S. and Canada). Source: Lipper, Inc.

[3]	The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Source: Russell/Mellon Analytical Services LLC.

[4]	The CS High Yield Index is an unmanaged index of high yield debt securities. Source: Russell/Mellon Analytical Services LLC.
This report is presented for informational purposes only and should not be considered investment advice.

4	Global Total Return Fund
	SEMIANNUAL REPORT	Economic and Market Review

Investment Team Interview
The Calamos Investment Management Team, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, CFA, discusses the Fund’s performance, strategy and positioning during the six-month period ended April 30, 2008.
TOTAL RETURN*
Common Shares — Inception 10/27/05

	6 MONTHS	1 YEAR	SINCE INCEPTION**
On Market Price	-11.38%	1.91%	11.25%
On NAV	-11.84%	7.08%	16.55%

*	Total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of income and capital gains distributions.

**	Annualized since inception
DISTRIBUTION HISTORY
(LATEST 12 MONTHS)

Date Paid	Per share
April 2008	$0.1150
March 2008	0.1150
February 2008	0.1150
January 2008	0.1150
December 2007	0.1150
November 2007	0.1100
October 2007	0.1100
September 2007	0.1100
August 2007	0.1100
July 2007	0.1100
June 2007	0.1100
May 2007	0.1100
Monthly distributions are from net investment income, short-term capital gains and/or long-term capital gains. For more details please go to the Tax Center located at www.calamos.com.
Q. How did the Fund perform during the period?
A. The underlying portfolio (as represented by net asset value, or NAV) of Calamos Global Total Return Fund returned -11.84% for the six-month period while the MSCI World Index1 returned -9.12%. On a market price basis, the Fund returned -11.38% assuming reinvestment of distributions.
Q. Did the Fund provide steady distributions throughout the period?
A. Throughout the period, the Fund provided common shareholders with a steady distribution stream, and in fact, raised its monthly payment in December from $0.1100 to $0.1150 per share. The decision to raise the monthly payment was based on the strong long-term performance of the Fund and our view of the long-term potential of the securities in which CGO invests.
The Fund’s current annualized distribution rate was 8.30%, based on its closing market price of $16.62 as of April 30, 2008.
Q. What’s the difference between market return and NAV return?
A. Closed-end funds trade on exchanges, where the price of a share may be driven by factors other than the value of the underlying securities. The price of a share in the market is called the market value. The market value may be influenced by factors that are unrelated to the performance of the Fund’s holdings. The Fund’s NAV return measures the return of the individual securities within the portfolio less Fund expenses, but more importantly, it is a measure of how well the manager is able to avoid or capitalize on market disruptions or opportunities. The higher the return, the more value the Fund’s management team added through its security selection decisions.

	Global Total Return Fund	5
Investment Team Interview	SEMIANNUAL REPORT

Investment Team Interview
QUALITY ALLOCATION
Weighted Average Credit Quality

AAA	6.9%
AA	2.1
A	17.0
BBB	5.4
BB	23.9
B	13.7
CCC or below	1.6
Not Rated	29.4
Data is based on portfolio holdings. Credit quality shown reflects the higher of the ratings of Standard & Poor’s Corporation or Moody’s Investors Service, Inc. Ratings are relative, subjective and not absolute standards of quality. Excludes equity securities, options, cash and short-term investments.
REGIONAL ALLOCATION

North America	42.7%
Europe	36.6
Asia Pacific	15.8
Latin America	3.3
Middle East / Africa	0.9
Caribbean	0.7
Region allocations are based on portfolio holdings.
Typically, the market price will trade at a premium or discount to NAV. It is our practice to monitor excessive premiums and discounts in order to serve the interests of the shareholders.
Q. What factors enhanced performance?
A. Given the global credit crisis that has developed since the middle of 2007, the Fund benefited from its significant underweight position to the financial sector. In addition to doubting prospects for high growth throughout this sector, we questioned valuations and the levels of risk that large banks had taken in recent years. This caution served the Fund well as the credit crisis exacted an especially heavy toll on the banking industry. The Fund also benefited from stronger security selection in the consumer discretionary sector, particularly in the hotel, restaurants and leisure industry. Our overweighting of non-U.S. markets also enhanced performance given their continued outperformance over the U.S. market.
Q. What factors hindered performance?
A. As we discuss in the Economic and Market Review, the six-month period was very volatile across markets due to concerns about global credit conditions and the potential for a U.S. recession. These conditions created an inhospitable climate, and the Fund declined against this backdrop. That said, we continue to have a high degree of conviction in the Fund, and encourage investors to maintain long-term perspective.
While the Fund’s underweight position in the financials sector contributed to relative returns, security selection within the financial industry hampered overall performance. For example, holdings within the specialized finance industry performed poorly. The Fund’s underweight position in the more-cyclical energy sector also hurt performance. Broadly speaking, we continue to question the sustainability of earnings growth as well as the valuations within the sector.
Q. How is the Fund positioned?
A. We continue to favor traditional growth sectors, with information technology, consumer discretionary and health care sectors still among the largest in the Fund. Although we are underweight versus the index, we have found some opportunities to add to our position in the financial sector. So far, we have largely increased financial exposure through the use of convertible securities where the downside protection is better than the equity alternatives, and the yield income provides further support. (Convertible securities combine characteristics of stocks and fixed-income securities. Like stocks, convertibles provide the opportunity for participation in equity market upside. Like fixed-income securities, convertibles provide coupon income and potential downside protection in falling markets.) We have funded this increase in financials in part by trimming our exposure to areas within the consumer sectors.
From a geographic perspective, we remain underweight in the United States versus the MSCI World Index. We have trimmed our position in Japan, partly due to disappointment with slowing government reform but also due to company-specific factors. We remain selective within emerging markets, where the Fund’s total exposure is less than 10%.

6	Global Total Return Fund
	SEMIANNUAL REPORT	Investment Team Interview

Investment Team Interview
SECTOR ALLOCATION

Financials	20.2%
Information Technology	17.2
Consumer Discretionary	12.1
Health Care	10.3
Consumer Staples	9.6
Industrials	8.5
Energy	7.4
Materials	6.6
Telecommunication Services	3.3
Treasurys	2.6
Utilities	1.9
Sector allocations are based on managed assets and may vary over time.
COUNTRY ALLOCATION

United States	40.3%
Germany	11.1
Switzerland	10.1
Australia	5.8
United Kingdom	5.3
India	4.2
Greece	3.3
Brazil	2.9
Canada	2.5
Other Combined	14.5
Country allocation is based on portfolio holdings.
Convertibles continue to be an important component of the strategy and account for approximately 26% of the portfolio. The use of convertibles helps us manage volatility and the overall risk/reward profile of the portfolio. From a sector standpoint, the risk/reward characteristics of convertibles look particularly attractive versus stocks in areas such as energy and materials, along with some industries within consumer discretionary and financials.
Q. Please explain how the Fund employs leverage.
A. Leverage strategies continued to contribute favorably to returns earned by the Fund’s common shareholders despite turmoil in the credit markets. Leverage strategies typically entail borrowing at short-term interest rates and investing the proceeds at higher rates of return. Traditionally, closed-end funds, including CGO, have leveraged with auction rate preferred securities (ARPS), which are long-term, high-quality equity securities in which the interest rates are adjusted every seven days through an auction process.
Q. Haven’t some of these auctions been failing?
A. Yes. Many auctions, including those of CGO, failed early this year because of a confluence of events. In simple terms, a failed auction results when there are not enough buyers entering the market to purchase the shares available for sale. When an auction fails, the pre-auction preferred holders keep the securities and are paid a maximum dividend from a calculation based on other, more liquid short-term rates such as commercial paper or LIBOR (London Interbank Offering Rate). Limited trading initially occurred in the auction process, but eventually shares stopped changing hands due to an absence of buyers. Potential sellers were not able to liquidate their positions. As the ARPS auctions began to falter, limited trading initially occurred, but eventually shares stopped changing hands due to an absence of buyers. Potential sellers were not able to liquidate their positions.
This is a problem that has affected the entire ARPS market and was not particular to CGO. These failed auctions are liquidity events and are not related to the underlying ability of the Fund to pay dividends on the ARPS. While rating agencies are monitoring the situation, a liquidity issue does not trigger a downgrade. Rating agency guidelines are driven by the ratings or valuations of the underlying fund portfolio. Net asset values of many funds in the final days of the period moved higher as the broad markets rebounded.
Q. Have the higher dividend rates being paid on ARPS hurt common shareholders of the Fund?
A. Overall, common shareholders benefitted from the Fund’s use of ARPS, although not to the same degree as one might expect during more typical environments. The maximum rates of the Fund’s ARPS dividends historically tracked short-term benchmarks (such as LIBOR and commercial paper), which in turn, are closely correlated with the Federal funds target rate. During the period, the Federal Reserve slashed the target rate dramatically, which drove short-term rates lower and reduced the maximum ARPS distribution rates. So, while the failure of the auctions caused the rates of ARPS to rise above the short-term

	Global Total Return Fund	7
Investment Team Interview	SEMIANNUAL REPORT

Investment Team Interview
benchmarks, the cost of leverage actually came down during the reporting period significantly (in the neighborhood of 200 to 300 basis points).
Q. How was this situation resolved for CGO?
A. We recognize that the lack of liquidity has created both uncertainty and frustration for our preferred shareholders. On April 23, Calamos announced a refinancing plan in which the Fund would redeem all of its preferred securities for approximately $59 million at par. This refinancing was completed on May 14, 2008.
Q. Given recent events, how do you view leverage?
A. Our decision to refinance reflects our belief that leverage continues to contribute favorably to returns and to be in the best interests of the common shareholders. As our efforts in respect to refinancing continue, we intend to maintain this emphasis.
Q. Do you have any closing thoughts for investors?
A. We encourage investors to keep a long-term view of their investment plans, investment goals and measurement of success. Having invested through many market and economic environments, we remain confident in our investment philosophy, and believe that the Fund is well positioned to pursue income and total return through its dynamically allocated global portfolio.
Moreover, our extensive experience in the markets affirms our belief that volatility can create opportunity, particularly for long-term investors such as us. We believe the current market has provided us with significant opportunity to own solid businesses at attractive prices. We continue to find securities that we believe offer the opportunity for participation in upward moving markets and for greater resilience in downward moving markets.

[1]	The MSCI World Index (U.S. dollars) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Source: Lipper, Inc.

8	Global Total Return Fund
	SEMIANNUAL REPORT	Investment Team Interview

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

CORPORATE BONDS (30.8%)
		Consumer Discretionary (10.6%)
2,060,000		DIRECTV Financing Company, Inc.~ 8.375%, 03/15/13	$2,126,950
1,000,000		Expedia, Inc.~ 7.456%, 08/15/18	1,069,100
1,000,000		General Motors Corp.^ 7.200%, 01/15/11	887,500
1,875,000		Goodyear Tire & Rubber Company 7.857%, 08/15/11	1,964,063
2,000,000		Liberty Media Corp. 8.250%, 02/01/30	1,784,512
2,000,000		Mandalay Resort Group~ 7.625%, 07/15/13	1,810,000
2,000,000		McDonald’s Corp.~ 5.350%, 03/01/18	2,032,682
2,000,000		Royal Caribbean Cruises, Ltd.~ 7.500%, 10/15/27	1,710,000
2,000,000		Service Corp. International~ 7.500%, 04/01/27	1,760,000

			15,144,807

		Consumer Staples (5.1%)
2,000,000		Anheuser-Busch Companies, Inc.~ 5.000%, 03/01/19	1,932,542
1,500,000		Del Monte Foods Company~ 8.625%, 12/15/12	1,560,000
2,000,000		Diageo, PLC 5.500%, 09/30/16	2,010,336
		Pilgrim’s Pride Corp.~
1,500,000		8.375%, 05/01/17	1,342,500
500,000		7.625%, 05/01/15	477,500

			7,322,878

		Energy (2.9%)
3,400,000		Petroleum Geo-Services, ASA 2.700%, 12/03/12	3,298,000
750,000		Petróleo Brasileiro, SA~ 8.375%, 12/10/18	888,750

			4,186,750

		Financials (0.7%)
920,000		Leucadia National Corp. 8.125%, 09/15/15	943,000

		Health Care (1.4%)
1,800,000		HCA, Inc.~ 9.250%, 11/15/16	1,939,500

		Industrials (2.8%)
2,000,000		General Electric Company 5.250%, 12/06/17	1,994,086
1,800,000		H&E Equipment Service, Inc.~ 8.375%, 07/15/16	1,575,000
410,000		SPX Corp.* 7.625%, 12/15/14	428,962

			3,998,048

		Information Technology (2.0%)
2,700,000		SunGard Data Systems, Inc. 9.125%, 08/15/13	2,835,000

		Materials (1.5%)
2,000,000		Mosaic Company~* 7.625%, 12/01/16	2,200,000

		Telecommunication Services (3.1%)
1,700,000		Citizens Communications Company~ 9.000%, 08/15/31	1,576,750
2,000,000		Verizon Communications, Inc. 5.500%, 04/01/17	2,011,634
750,000		Windstream Corp. 8.625%, 08/01/16	789,375

			4,377,759

		Utilities (0.7%)
1,000,000		TXU Corp.* 10.250%, 11/01/15	1,047,500

		TOTAL CORPORATE BONDS
		(Cost $44,723,425)	43,995,242

CONVERTIBLE BONDS (19.5%)
		Consumer Discretionary (5.5%)
650,000	EUR	Adidas, AG 2.500%, 10/08/18	1,632,441
1,000,000		Amazon.com, Inc.~ 4.750%, 02/01/09	1,096,250
1,500,000		Ford Motor Company~ 4.250%, 12/15/36	1,674,375
1,500,000		General Motors Corp.~ 6.250% 07/15/33	1,115,400
1,500,000	EUR	Intralot, SA 2.250%, 12/20/13	2,403,915

			7,922,381

		Energy (3.1%)
2,700,000		SeaDrill, Ltd. 3.625%, 11/08/12	3,026,700
1,200,000		Subsea 7, Inc. 2.800%, 06/06/11	1,438,733

			4,465,433

		Financials (1.5%)
2,000,000		Banco Espirito Santo, SA 1.250%, 02/26/11	2,190,000

See accompanying Notes to Schedule of Investments

Global Total Return Fund Schedule of Investments SEMIANNUAL REPORT	9

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

PRINCIPAL
AMOUNT			VALUE

		Industrials (2.9%)
1,700,000	EUR	MTU Aero Engines Holdings, AG 2.750%, 02/01/12	$2,539,762
1,175,000		Quanta Services, Inc.~* 3.750%, 04/30/26	1,602,406

			4,142,168

		Information Technology (4.5%)
4,000,000		Intel Corp.~ 2.950%, 12/15/35	3,990,000
1,900,000		VeriSign, Inc.~* 3.250%, 08/15/37	2,375,000

			6,365,000

		Utilities (2.0%)
1,550,000	EUR	International Power, PLC 3.250%, 07/20/13	2,808,097

		TOTAL CONVERTIBLE BONDS
		(Cost $26,769,485)	27,893,079

SYNTHETIC CONVERTIBLE SECURITIES (4.3%)
Sovereign Bonds (3.7%)
		Consumer Discretionary (3.7%)
1,800,000	EUR	Deutschland Republic Treasury 5.750%, 12/07/09	2,825,665
1,200,000	GBP	United Kingdom Treasury 5.750%, 12/07/09	2,437,815

			5,263,480

NUMBER OF
CONTRACTS			VALUE

Options (0.6%)
		Industrials (0.4%)
130	CHF	ABB, Ltd.# Call, 06/18/10, Strike $24.00	$135,502
90		Alliant Techsystems, Inc.# Call, 01/17/09, Strike $110.00	93,150
165		Honeywell International, Inc.# Call, 01/17/09, Strike $55.00	131,175
30	EUR	MAN, AG# Call, 12/18/09, Strike $84.00	93,289
35	EUR	Siemens, AG# Call, 12/18/09, Strike $76.00	68,696

			521,812

		Information Technology (0.2%)
110		Apple, Inc.# Call, 01/17/09, Strike $190.00	218,625
235		Cisco Systems, Inc.# Call, 01/17/09, Strike $30.00	27,025
40		Google, Inc.# Call, 01/17/09, Strike $710.00	111,200

			356,850

		TOTAL OPTIONS	878,662

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES
		(Cost $6,701,023)	6,142,142

NUMBER OF
SHARES			VALUE

CONVERTIBLE PREFERRED STOCKS (12.8%)
		Financials (4.2%)
2,700		Bank of America Corp.~ 7.250%	2,824,875
60,000		Citigroup, Inc.~ 6.500%	3,116,250

			5,941,125

		Health Care (0.9%)
7,400		Schering-Plough Corp.~ 6.000%	1,335,922

		Materials (7.7%)
30	EUR	Bayer, AG 6.625%	3,499,211
47,000		Cia Vale do Rio Doce~ 5.500%	3,442,750
450	CHF	Givaudan, SA 5.375%	4,052,080

			10,994,041

		TOTAL CONVERTIBLE PREFERRED STOCKS
		(Cost $18,667,110)	18,271,088

NUMBER OF
UNITS		VALUE

STRUCTURED EQUITY-LINKED SECURITIES (6.8%)
	Consumer Discretionary (1.2%)
12,100	Deutsche Bank (Amazon.com, Inc.)~* 15.000%, 07/18/08	977,317
12,800	Deutsche Bank (Apollo Group, Inc.)~* 12.000%, 07/15/08	676,381

		1,653,698

	Energy (0.8%)
7,900	Lehman Brother Holdings, Inc. (Transocean, Inc.)~* 12.000%, 07/25/08	1,091,701

	Health Care (0.8%)
18,600	Wachovia Corp. (Biogen Idec, Inc.)~* 12.000%, 06/27/08	1,118,693

See accompanying Notes to Schedule of Investments

10	Global Total Return Fund SEMIANNUAL REPORT	Schedule of Investments

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

NUMBER OF
UNITS		VALUE

	Industrials (0.6%)
15,900	Credit Suisse Group (CNH Global NV)~* 12.000%, 06/30/08	$911,468

	Information Technology (3.4%)
18,500	Deutsche Bank (Electronic Arts, Inc.)~* 12.000%, 07/08/08	970,417
28,600	Deutsche Bank (Nokia Corp.)~* 12.000%, 07/15/08	866,294
51,750	JPMorgan Chase & Company (Intel Corp.)~* 12.000%, 07/25/08	1,114,954
19,500	Morgan Stanley & Company, Inc. (SAP, AG)~* 12.000%, 06/27/08	970,223
32,000	Wachovia Corp. (eBay, Inc.)~* 12.000%, 07/14/08	1,001,760

		4,923,648

	TOTAL STRUCTURED EQUITY-LINKED SECURITIES
	(Cost $10,057,718)	9,699,208

NUMBER OF
SHARES			VALUE

COMMON STOCKS (66.6%)
		Consumer Discretionary (0.9%)
20,000		Nike, Inc.~	$1,336,000

		Consumer Staples (8.5%)
100,000	GBP	British American Tobacco, PLC	3,751,206
24,000		Coca-Cola Company~	1,412,880
18,000	EUR	InBev, NV	1,475,395
7,000	CHF	Nestle Holdings, Inc.	3,340,947
40,000		Reynolds American, Inc.~	2,154,000

			12,134,428

		Energy (4.4%)
170,000	GBP	BP, PLC	2,060,005
16,000	CAD	Canadian Natural Resources, Ltd.	1,359,150
30,000		Chevron Corp.~	2,884,500

			6,303,655

		Financials (15.4%)
105,000	AUD	Australian Stock Exchange, Ltd.	3,557,719
96,000	EUR	EFG Eurobank Ergasias	2,968,431
40,000		JPMorgan Chase & Company~	1,906,000
40,000		Manulife Financial Corp.~	1,566,400
52,000	CAD	Power Financial Corp.	1,920,246
135,000	AUD	QBE Insurance Group, Ltd.	3,233,898
140,000	GBP	Schroders, PLC	2,910,321
625,000	SGD	Singapore Exchange, Ltd.	3,965,933

			22,028,948

		Health Care (12.2%)
29,000		Alcon, Inc.^~	4,582,000
33,000	AUD	Cochlear, Ltd.	1,766,420
63,000	AUD	CSL, Ltd.	2,358,192
21,000		Johnson & Johnson~	1,408,890
60,000		Merck & Company, Inc.~	2,282,400
38,000	DKK	Novo Nordisk, AS — B Shares	2,599,890
72,000		Pfizer, Inc.~	1,447,920
6,000	CHF	Roche Holding, AG	992,857

			17,438,569

		Industrials (6.0%)
41,000	CHF	ABB, Ltd.#	1,251,131
215,000	GBP	BAE Systems, PLC	1,982,001
12,000		Boeing Company~	1,018,320
80,000	JPY	Komatsu, Ltd.	2,434,712
16,000	EUR	Siemens, AG	1,872,096

			8,558,260

		Information Technology (17.6%)
80,000	GBP	Autonomy Corp., PLC#	1,349,590
37,000	JPY	Canon, Inc.	1,860,272
90,000		Infosys Technologies, Ltd.^	3,932,100
34,000		Microsoft Corp.~	969,680
15,000	JPY	Nintendo Company, Ltd.	8,291,596
135,000	EUR	Nokia Corp.	4,058,674
74,000		Oracle Corp.~#	1,542,900
37,000	EUR	SAP, AG	1,851,728
240,000	HKD	Vtech Holdings, Ltd.	1,315,085

			25,171,625

		Telecommunication Services (1.6%)
38,000		America Movil, SA de CV~	2,202,480

		TOTAL COMMON STOCKS
		(Cost $79,082,082)	95,173,965

NUMBER OF
CONTRACTS		VALUE

PUT OPTIONS (0.2%)
	Financials (0.2%)
	SPDR Trust Series 1#
465	Put, 06/21/08, Strike $139.00	203,438
400	Put, 07/19/08, Strike $131.00	106,000
400	Put, 05/17/08, Strike $127.00	6,800
400	Put, 05/17/08, Strike $126.00	5,400
220	Put, 05/17/08, Strike $124.00	1,980

	TOTAL OPTIONS
	(Cost $816,150)	323,618

See accompanying Notes to Schedule of Investments

Schedule of Investments	Global Total Return Fund SEMIANNUAL REPORT	11

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)

NUMBER OF
SHARES		VALUE

INVESTMENT IN AFFILIATED FUND (1.5%)
2,095,098	Calamos Government Money Market Fund — Class I Shares Ω (Cost $2,095,098)	$2,095,098

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES ON LOAN (2.9%)
844,000	Bank of New York Institutional Cash Reserve Fund	844,000
2,838,000	Goldman Sachs Financial Square Prime Obligations Fund	2,838,000
500,000	JP Morgan US Government Money Market Fund	500,000

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN
	(Cost $4,182,000)	4,182,000

	TOTAL INVESTMENTS (145.4%)
	(Cost $193,094,091)	207,775,440

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.9%)		(4,182,000)

LIABILITIES, LESS OTHER ASSETS (-1.2%)		(1,734,698)

PREFERRED SHARES AT REDEMPTION VALUE INCLUDING DIVIDENDS PAYABLE (-41.3%)		(59,006,655)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS (100.0%)		$142,852,087

NUMBER OF
CONTRACTS		VALUE

WRITTEN OPTIONS (-1.7%)
	Financials (-1.7%)
	IShares MSCI EAFE Index Fund#
2,200	Call, 06/21/08, Strike $72.00	(1,078,000)
1,350	Call, 06/21/08, Strike $79.00	(108,000)
760	Call, 06/21/08, Strike $74.00	(266,000)
700	Call, 06/21/08, Strike $73.00	(294,000)
650	Call, 06/21/08, Strike $78.00	(76,375)
290	Call, 06/21/08, Strike $77.00	(46,400)
	SPDR Trust Series 1#
435	Call, 06/21/08, Strike $137.00	(219,675)
250	Call, 06/21/08, Strike $135.00	(159,375)
225	Call, 07/19/08, Strike $142.00	(73,125)
225	Call, 09/20/08, Strike $142.00	(118,688)
215	Call, 06/21/08, Strike $144.00	(33,755)

	TOTAL WRITTEN OPTIONS
	(Premium $2,530,267)	(2,473,393)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is held in a segregated account as collateral for written options aggregating a total value of $74,649,127.

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted or excepted from such registration requirements. At April 30, 2008, the value of 144A securities that could not be exchanged to the registered form is $13,375,670 or 9.4% of net assets applicable to common shareholders.

#	Non-income producing security.

Ω	Investment in an affiliated fund. During the period from November 1, 2007, through April 30, 2008, the fund had net purchases of $142,639, and received $840,147 in dividend payments from the affiliated fund. As of October 31, 2007 the Fund had holdings of $1,952,459 of the affiliated fund.
FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	European Monetary Unit

GBP	British Pound Sterling

HKD	Hong Kong Dollar

JPY	Japanese Yen

SGD	Singapore Dollar
Note: Value for Securities denominated in foreign currencies are shown in U.S. dollars. The principal amount for such securities are shown in the respective foreign currency. The date shown on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.
See accompanying Notes to Financial Statements

12	Global Total Return Fund SEMIANNUAL REPORT Schedule of Investments

Schedule of Investments
APRIL 30, 2008 (UNAUDITED)
COUNTRY ALLOCATION AS OF APRIL 30, 2008

Country	% of Portfolio
United States	40.3%
Germany	11.1
Switzerland	10.1
Australia	5.8
United Kingdom	5.3
India	4.2
Greece	3.3
Brazil	2.9
Canada	2.5
Japan	2.5
Liberia	1.6
Bermuda	1.5
Finland	1.5
Singapore	1.5
Denmark	1.4
Cayman Islands	1.2
Mexico	1.1
Portugal	1.0
Belgium	0.7
Norway	0.5
Total:	100.0%
Country allocations vary over time.
See accompanying Notes to Financial Statements

Global Total Return Fund Schedule of Investments SEMIANNUAL REPORT	13

Statement of Assets and Liabilities

April 30, 2008 (unaudited)

ASSETS
Investments, at value* (cost $190,998,993)	$205,680,342
Investments in affiliated fund (cost $2,095,098)	2,095,098
Cash with custodian (interest bearing)	2,917
Foreign currency (cost $94,752)	95,276
Receivable for investments sold	1,601,744
Accrued interest and dividends receivable	1,841,799
Prepaid expenses	202,129
Other assets	22,833

Total assets	211,542,138

LIABILITIES
Options written, at value (premium $2,530,267)	2,473,393
Cash collateral for securities on loan	4,182,000
Payables:
Investments purchased	2,780,741
Affiliates:
Investment advisory fees	162,775
Financial accounting fees	1,854
Deferred compensation to Trustees	22,833
Trustees’ fees and officer compensation	1,566
Accounts payable and accrued liabilities	58,234

Total liabilities	9,683,396

PREFERRED SHARES
$25,000 liquidation value per share applicable to 2,360 shares, including dividends payable	59,006,655

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$142,852,087

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Common stock, no par value,unlimited shares authorized 8,006,981 shares issued and outstanding	$113,591,761
Undistributed net investment income (loss)	(1,952,055)
Accumulated net realized gain (loss) on investments, written options, and foreign currency transactions	16,471,567
Net unrealized appreciation (depreciation) on investments, written options, and foreign currency translations	14,740,814

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$142,852,087

Net asset value per common share based on 8,006,981 shares issued and outstanding	$17.84

*	Including securities on loan with a value of $4,079,794.
See accompanying Notes to Financial Statements

14	Global Total Return Fund SEMIANNUAL REPORT Statement of Assets and Liabilities

Statement of Operations

Six Months Ended April 30, 2008 (unaudited)

INVESTMENT INCOME
Interest	$2,753,833
Dividends (net of foreign taxes witheld of $56,499)	1,884,390
Dividends from affiliates	66,674
Securities lending income	13,784

Total investment income	4,718,681

EXPENSES
Investment advisory fees	1,025,713
Financial accounting fees	11,589
Auction agent and rating agency fees	83,332
Audit and legal fees	30,960
Printing and mailing fees	19,646
Custodian fees	16,166
Trustees’ fees and officer compensation	12,609
Registration fees	11,954
Transfer agent fees	11,816
Accounting fees	5,495
Investor support services	4,299
Other	12,499

Total expenses	1,246,078
Less expense reduction	(3,337)

Net expenses	1,242,741

NET INVESTMENT INCOME(LOSS)	3,475,940

REALIZED AND UNREALIZED GAIN(LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	12,205,608
Written options	4,724,671
Foreign currency transactions	54,798

Change in net unrealized appreciation/depreciation on:
Investments	(40,080,687)
Written options	842,505
Foreign currency translations	(20,005)

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, WRITTEN OPTIONS, AND FOREIGN CURRENCY	(22,273,110)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(18,797,170)

DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
Net investment income	(657,665)
Capital gains	(758,895)

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(20,213,730)

See accompanying Notes to Financial Statements

Global Total Return Fund Statement of Operations SEMIANNUAL REPORT	15

Statements of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30, 2008	October 31,
	(unaudited)	2007

OPERATIONS
Net investment income (loss)	$3,475,940	$7,665,700
Net realized gain (loss) from investments, written options, and foreign currency transactions	16,985,077	5,648,317
Change in net unrealized appreciation/depreciation on investments, written options, and foreign currency translations	(39,258,187)	37,413,735
Distributions to preferred shareholders from:
Net investment income	(657,665)	(3,095,387)
Capital gains	(758,895)	(21,448)

Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(20,213,730)	47,610,917

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM
Net investment income	(4,563,982)	(8,697,994)
Capital gains	(920,804)	(950,430)

Net decrease in net assets from distributions to common shareholders	(5,484,786)	(9,648,424)

CAPITAL STOCK TRANSACTIONS
Net increase (decrease) in net assets from capital stock transactions	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	(25,698,516)	37,962,493

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Beginning of period	$168,550,603	$130,588,110

End of period	142,852,087	168,550,603

Undistributed net investment income (loss)	$(1,952,055)	$(206,348)
See accompanying Notes to Financial Statements

16	Global Total Return Fund SEMIANNUAL REPORT Statements of Changes in Net Assets

Notes to Financial Statements (unaudited)
NOTE 1 – ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Organization. CALAMOS Global Total Return (the ‘‘Fund’’) was organized as a Delaware statutory trust on March 30, 2004 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on October 27, 2005.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income.
Portfolio Valuation. The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the Board of Trustees.
Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time as of which a Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time as of which a Fund determines its NAV.
When a most recent last sale or closing price is not available, portfolio securities, other than option securities, that are traded on a U.S. securities exchange and other securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the Board of Trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board of Trustees.
Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets is evaluated utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last current sale price at the time as of which the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time, in accordance with guidelines adopted by the Board of Trustees. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.
If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security, is valued at a fair value by the pricing committee, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees.
The Fund also may use fair value pricing, under the ultimate supervision of the Board of Trustees, following the guidelines and/or procedures adopted by the Board of Trustees, if the value of a foreign security it holds is materially affected by events occurring before their valuation time but after the close of the primary market or exchange on which the security is traded. Those procedures may utilize valuations furnished by pricing services approved by the Board of Trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.
When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices.

Notes to Financial Statements	Global Total Return Fund SEMIANNUAL REPORT	17

Notes to Financial Statements (unaudited)
Investment Transactions. Short-term and long-term investment transactions are recorded on a trade date basis as of April 30, 2008. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available.
Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Recorded net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.
Option Transactions. For hedging and investment purposes, the Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.
Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; other expenses of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each fund in relation to the managed assets of each fund or on another reasonable basis.
Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute to shareholders substantially all of its taxable income and net realized gains.

18	Global Total Return Fund SEMIANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (unaudited)
Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting on fixed income securities. The financial statements are not adjusted for temporary differences.
Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.
New Accounting Pronouncements. The Fund has adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No.109. As a result, the Fund recognized no liability for unrecognized tax benefits in connection with the adoption of FIN 48. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2005 – 2007 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.
In addition, in September 2006, the Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
In addition, in March 2008, the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires that objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and their disclosures, and its impact has not yet been determined.
NOTE 2 – INVESTMENT ADVISOR AND TRANSACTIONS WITH AFFILIATES OR CERTAIN OTHER PARTIES
Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets. Calamos Advisors has contractually agreed to waive a portion of its advisory fee charged to the Fund on the Fund’s investments in the Calamos Government Money Market Fund (“GMMF”, an affiliated fund and a series of Calamos Investments Trust), equal to the advisory fee attributable to the Fund’s investment in GMMF, based on daily net assets. For the period ended April 30, 2008, the total advisory fee waived pursuant to such agreement was $3,337 and is included in the Statement of Operations under the caption “Less expense reduction”.
Pursuant to a financial accounting services agreement, the Fund also pays Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). “Managed assets” means the funds’ total assets (including any assets attributable to any outstanding borrowings) minus total liabilities (other than debt representing borrowings). Financial accounting services include, but are not limited to, the following: managing expenses and

Notes to Financial Statements	Global Total Return Fund SEMIANNUAL REPORT	19

Notes to Financial Statements (unaudited)
expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee to Calamos Advisors based on their respective assets used in calculating the fee.
The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of “Trustees’ fees and officer compensation” expenses on the Statement of Operations.
Certain officers and trustees of the Fund are also officers and directors of Calamos Financial Services LLC (“CFS”) and Calamos Advisors. All such officers and affiliated trustees serve without direct compensation from the Fund, except for the Chief Compliance Officer as described above.
The Fund has adopted a deferred compensation plan (the “Plan). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of his compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amount deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation investments of $22,833 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2008. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Deferred compensation to Trustees” on the Statement of Assets and Liabilities at April 30, 2008.
NOTE 3 – INVESTMENTS
Purchases and sales of investments, other than short-term investments, for the six months ended April 30, 2008 were as follows:

Purchases	$99,063,265
Proceeds from sales	101,262,247
The following information is presented on a federal income tax basis as of April 30, 2008. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to timing differences.
The cost basis of investments for federal income tax purposes at April 30, 2008 was as follows:

Cost basis of investments	$193,253,578

Gross unrealized appreciation	21,267,470
Gross unrealized depreciation	(6,745,608)

Net unrealized appreciation (depreciation)	$14,521,862

NOTE 4 – INCOME TAXES
The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component. The tax character of distributions for the period ended April 30, 2008 will be determined at the end of the Fund’s current fiscal year.

20	Global Total Return Fund SEMIANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (unaudited)

Distributions during the fiscal year ended October 31, 2007 were characterized for federal income tax purposes as follows:

Distributions paid from:
Ordinary income	$11,287,255
Long-term capital gains	1,526,024

As of October 31, 2007, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed capital gains	1,129,096

Total undistributed earnings	1,129,096
Accumulated capital and other losses	—
Net unrealized gains/(losses)	53,852,425

Total accumulated earnings/(losses)	54,981,521
Other	(22,679)
Paid-in capital	113,591,761

Net assets applicable to common shareholders	$168,550,603

NOTE 5 – COMMON SHARES
There are unlimited common shares of beneficial interest authorized and 8,006,981 shares outstanding at April 30, 2008. Calamos Advisors owned 8,234 of the outstanding shares at April 30, 2008. Transactions in common shares were as follows:

	Six Months Ended	For the Year Ended
	April 30, 2008 (Unaudited)	October 31, 2007

Beginning shares	8,006,981	8,006,981
Shares issued through reinvestment of distribution	—	—

Ending shares	8,006,981	8,006,981

NOTE 6 – FORWARD FOREIGN CURRENCY CONTRACTS
The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to U.S. dollar and the ability of the counterparty to perform. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward exchange rates and an unrealized gain or loss is recorded. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward currency contracts at April 30, 2008.
NOTE 7 – PREFERRED SHARES
There are unlimited shares of Auction Rate Cumulative Preferred Shares (“Preferred Shares”) authorized. The Preferred Shares have rights as determined by the Board of Trustees. The 2,360 shares of Preferred Shares outstanding consist of T series as of April 30, 2007. The Preferred Shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends, whether or not declared.
Dividends on the Preferred Shares are cumulative at a rate typically reset every seven days based on the results of an auction. Dividend rates ranged from 3.69% to 6.00% for the six months ended April 30, 2008. Under the 1940 Act, the Fund may not

	Global Total Return Fund	21
Notes to Financial Statements	SEMIANNUAL REPORT

Notes to Financial Statements (unaudited)
declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Preferred Shares would be less than 200%.
If all holders of Preferred Shares who want to sell their shares are unable to do so because there are insufficient bidders in the auction at rates below the maximum rate as prescribed by the terms of the security, a failed auction results. When an auction fails, all holders receive the maximum rate and may be unable to sell their shares at the next auction. The maximum applicable rate on preferred shares is 150% of the
7-Day LIBOR rate.
During the period February 19, 2008 to April 30, 2008, the auctions Preferred Shares of the Fund were not successful. As a result, the Preferred Share dividend rates were reset to the maximum applicable rate which is 150% of the 7-Day LIBOR rate. Failed auctions result not from an event of default or a credit issue but a liquidity event.
The Preferred Shares are redeemable at the Fund’s option, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated but unpaid dividends. The Preferred Shares are also subject to mandatory redemption at $25,000 per share plus any accumulated but unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Statement of Preferences are not satisfied.
The holders of Preferred Shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class except on matters affecting only the holders of Preferred Shares or only the holders of common shares, when the respective classes vote alone.
On April 23, 2008, the Fund’s Board approved the redemption of all of the Preferred Shares outstanding. Subsequent to April 30, 2008, the shares were redeemed at a price of $25,000 per share plus any accrued and unpaid dividends (an aggregate price of $59,044,486). The Preferred Shares were redeemed with proceeds obtained by the Fund through a margin loan provided by Bank of America N.A. The aggregate financing available under margin loan is $59,000,000 and the Fund will be charged an annual rate at the overnight LIBOR (London Inter-bank Offered Rate) plus .70% on amounts borrowed under the margin loan and .60% on the undrawn balance under the margin loan. Prior to April 30, 2008, the Fund paid a one time arrangement fee of .25% on the margin loan.
NOTE 8 – WRITTEN OPTIONS TRANSACTIONS
The Fund may engage in option transactions and in doing so achieve the similar objectives to what it would achieve through the sale or purchase of individual securities. For the six months ended April 30, 2008, the Fund had the following transactions in options written:

	Number of	Premiums
	Contracts	Received

Options outstanding at October 31, 2007	7,000	$2,344,844
Options written	22,890	6,296,589
Options closed	22,590	6,111,166
Options expired	—	—
Options exercised	—	—

Options outstanding at April 30, 2008	7,300	$2,530,267

NOTE 9 – SECURITIES LENDING
The Fund may loan one or more of their securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Fund. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund may pay

22	Global Total Return Fund
	SEMIANNUAL REPORT	Notes to Financial Statements

Notes to Financial Statements (unaudited)
reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Fund does not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Fund’s security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities. At April 30, 2008, the Fund had securities valued at $4,079,794 on loan to broker-dealers and banks and $4,182,000 in cash or cash equivalent collateral.
NOTE 10 – SYNTHETIC CONVERTIBLE SECURITIES
The Fund may establish a ‘‘synthetic’’ convertible instrument by combining separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component”, which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic instrument, the Fund may pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.
The Fund may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible securities may offer more flexibility than purchasing a convertible security.
NOTE 11 – STRUCTURED EQUITY-LINKED SECURITIES
The Fund may also invest in structured equity-linked securities created by third parties, typically investment banks. Structured equity-linked securities created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Traditional convertible securities typically offer stable cash flows with the ability to participate in capital appreciation of the underlying common stock. Because traditional convertible securities are exercisable at the option of the holder, the holder is protected against downside risk. Structured equity-linked securities may alter these characteristics by offering enhanced yields in exchange for reduced capital appreciation or less downside protection, or any combination of these features. Structured equity-linked instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. Cash flows received from these securities are recorded as dividends on the Statement of Operations.

	Global Total Return Fund	23
Notes to Financial Statements	SEMIANNUAL REPORT

Financial Highlights
Selected data for a common share outstanding throughout each period were as follows:

				October 27,
	Six Months Ended			2005*
	April 30,	For the		through
	(unaudited)	Year Ended October 31,		October 31,
	2008	2007	2006	2005
Net asset value, begining of period	$21.05	$16.31	$14.29	$14.32 (a)

Income from investment operations:
Net investment income (loss)	0.43 **	0.96 **	0.86	— (b)

Net realized and unrealized gain (loss) from investments, written options and foreign currency	(2.78)	5.38	2.40	—

Distributions to preferred shareholders from:
Net investment income (common share equivalent basis)	(0.08)	(0.39)	(0.29)	—

Capital gains (common share equivalent basis)	(0.09)	— (b)	—	—

Total from investment operations	(2.52)	5.95	2.97	—

Less distributions to common shareholders from:
Net investment income	(0.57)	(1.09)	(0.65)	—

Capital gains	(0.12)	(0.12)	(0.19)	—

Capital charge resulting from issuance of common and preferred shares	—	—	(0.11)	(0.03)

Net asset value, end of period	$17.84	$21.05	$16.31	$14.29

Market value, end of period	$16.62	$19.51	$15.62	$15.00

Total investment return based on(c):
Net asset value	(11.84)%	38.30%	20.77%	(0.24)%

Market value	(11.38)%	33.84%	10.19%	0.00%

Ratios and supplemental data:
Net assets applicable to common shareholders, end of period (000’s omitted)	$142,852	$168,551	$130,588	$114,439

Preferred shares, at redemption value ($25,000 per share liquidation preference) (000’s omitted)	$59,000	$59,000	$59,000	$—

Ratios to average net assets applicable to common shareholders:
Net expenses(d)(e)	1.70%	1.72%	1.70%	1.33%

Gross expenses(d)(e)	1.70%	1.72%	1.70%	3.37%

Net investment income (loss)(d)(e)	4.75%	5.37%	5.57%	(1.33)%

Preferred share distributions from net investment income(d)	0.90%	2.17%	1.89%	0.00%

Net investment income (loss), net of preferred share distributions from net investment income(d)	3.85%	3.20%	3.68%	0.00%

Portfolio turnover rate	49%	85%	32%	0%

Average commission rate paid	$0.0497	$0.0377	$0.0258	$—

Asset coverage per preferred share, at end of period(f)	$85,533	$96,423	$80,358	$—

*	Commencement of operations.

**	Net investment income allocated based on average shares method.

(a)	Net of sales load of $0.675 on initial shares issued and beginning net asset value of $14.325.

(b)	Amount equated to less than $0.005 per common share.

(c)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)	Annualized for periods less than one year.

(e)	Does not reflect the effect of dividend payments to the shareholders of Preferred Shares.

(f)	Calculated by subtracting the Fund’s total liabilities (not including Preferred Shares) from the Fund’s total assets and dividing this by the number of Preferred Shares outstanding.

24	Global Total Return Fund
	SEMIANNUAL REPORT	Financial Highlights

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of Calamos Global Total Return Fund
We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Total Return Fund (the “Fund”) as of April 30, 2008, and the related statements of operations and changes in net assets and the financial highlights for the semi-annual period then ended. These interim financial statements and financial highlights are the responsibility of the Fund’s management.
We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.
Based on our review, we are not aware of any material modifications that should be made to such interim financial statements and financial highlights for them to be in conformity with accounting principles generally accepted in the United States of America.
We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the statement of changes in net assets of the Fund for the year ended October 31, 2007 and the financial highlights for each of the two years then ended and for the period from October 27, 2005 (commencement of operations) through October 31, 2005; and in our report dated December 14, 2007, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
Chicago, Illinois
June 18, 2008

	Global Total Return Fund	25
Report of Independent Registered Public Accounting Firm	SEMIANNUAL REPORT

About Closed-End Funds
What is a Closed-End Fund?
A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.
Potential Advantages of Closed-End Fund Investing
•	Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.
•	More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.
•	Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.
•	Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.
•	No Minimum Investment Requirements
OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

Open-End Fund	Closed-End Fund
Issues new shares on an ongoing basis	Issues a fixed number of shares
Issues equity shares	Can issue senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem common shares

26	Global Total Return Fund
	SEMIANNUAL REPORT	About Closed-End Funds

Level Rate Distribution Policy
Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return
The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, contribute significantly to long-term total return.
We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.
Distributions from the Fund are generally subject to Federal income taxes. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.
Automatic Dividend Reinvestment Plan
Maximizing Investment with an Automatic Dividend Reinvestment Plan
The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.
Potential Benefits
•	Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.
•	Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.
•	Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.
For additional information about the Plan, please contact the Plan Agent, The Bank of New York, at 800.432.8224 or visit us on the web at www.calamos.com/cgo.aspx. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.
We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

	Global Total Return Fund	27
Level Rate Distribution Policy and Automatic Dividend Reinvestment Plan	SEMIANNUAL REPORT

The Calamos Investments Advantage
Calamos’ history is one of performing well for our clients through nearly 30 years of advances and declines in the market. We use proprietary risk-management strategies designed to control volatility, and maintain a balance between risk and reward throughout a market cycle.
Disciplined Investment Philosophy and Process
Calamos Investments has developed a proprietary research and monitoring process that goes far beyond traditional security analysis. This process applies to each of our investment strategies, with emphasis varying by strategy. When combined with the company-specific research and industry insights of our investment team, the goal is nimble, dynamic management of a portfolio that allows us to anticipate and adapt to changing market conditions. In each of our investment strategies, from the most conservative to the most aggressive, our goals include maximizing return while controlling risk, protecting principal during volatile markets, avoiding short-term market timing, and maintaining a vigilant long-term outlook.
Comprehensive Risk Management
Our approach to risk management includes continual monitoring, adherence to our discipline, and a focus on assuring a consistent risk profile during all phases of the market cycle. Incorporating qualitative and quantitative factors as well as a strong sell discipline, this risk-control policy seeks to help preserve investors’ capital over the long term.
Proven Investment Management Team
The Calamos Family of Funds benefits from our team’s decades of experience in the investment industry. We follow a one-team, one-process approach that leverages the expertise of more than 50 investment professionals, led by Co-Chief Investment Officers John P. Calamos, Sr. and Nick P. Calamos, whose investment industry experience dates back to 1970 and 1983, respectively. Through the collective industry experience and educational achievements of our research and portfolio staff, we can respond to the challenges of the market with innovative and timely ideas.
Sound Proprietary Research
Over the years, we have invested significant time and resources in developing and refining sophisticated analytical models that are the foundation of the firm’s research capabilities, which we apply in conjunction with our assessment of broad themes. We believe evolving domestic policies, the growing global economy, and new technologies present long-term investment opportunities for those who can detect them.

28	Global Total Return Fund
	SEMIANNUAL REPORT	The Calamos Investments Advantage

Calamos Closed-End Funds
Intelligent Asset Allocation in Five Distinct Closed-End Funds
Depending on which Calamos closed-end fund you currently own, you may want to consider one or more of our other closed-end strategies to further diversify your investment portfolio.
Seek the advice of your financial advisor, who can help you determine your financial goals, risk tolerance, time horizon and income needs. To learn more, you can also visit our website at www.calamos.com.

Fund Asset Allocation as of 4/30/08	Fund Profile

Calamos Convertible Opportunities and Income Fund (CHI)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Convertible and High Income Fund (CHY)

Providing Enhanced Fixed Income Potential

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of convertible securities and below investment-grade (high-yield) fixed-income securities.

Calamos Global Dynamic Income Fund (CHW)

Providing Global Enhanced Fixed Income Potential

Objective: The Fund seeks to generate a high level of current income with a secondary objective of capital appreciation. The Fund has maximum flexibility to dynamically allocate among equities, fixed-income securities and alternative investments around the world.

Calamos Strategic Total Return Fund (CSQ)

Providing Defensive Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of equity, convertible and below investment-grade (high-yield) fixed-income securities.

Calamos Global Total Return Fund (CGO)

Providing Defensive Global Equity

Objective: The Fund seeks total return through a combination of capital appreciation and current income by investing in a diversified portfolio of global equity, global convertible and below investment-grade (high-yield) fixed-income securities.
Fund asset allocations are based on total investments (excluding security lending collateral) and may vary over time.

	Global Total Return Fund	29
Calamos Closed-End Funds	SEMIANNUAL REPORT

A description of the Calamos Proxy Voting Policies and Procedures and the Fund's proxy voting record for the 12 month period ended June 30, 2007 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos website at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund's proxy voting record is also available free of charge by visiting the SEC website at http://www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24 HOUR AUTOMATED SHAREHOLDER ASSISTANCE
800.432.8224

TO OBTAIN INFORMATION
800.582.6959

VISIT OUR WEB SITE
www.calamos.com

INVESTMENT ADVISER
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

FUND ACCOUNTING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02111

CUSTODIAN AND TRANSFER AGENT
The Bank of New York
P.O. Box 11258
Church Street Station
New York, NY 10286
800.524.4458

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL
Bell, Boyd & Lloyd LLP
Chicago, IL

CALAMOS®

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959

www.calamos.com

©2008 Calamos Holdings LLC. All Rights Reserved. Calamos®, Calamos Investments® and Investment strategies for your serious money® are registered trademarks of Calamos Holdings LLC.

CGOSAN 2706 2008

ITEM 2. CODE OF ETHICS.
Not applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS
Included in the Report to Shareholders in Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED—END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED—END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
No material changes.
ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.
b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a) (1) Code of Ethics — Not applicable.
(a) (2) (i) Certification of Principal Executive Officer.
(a) (2) (ii) Certification of Principal Financial Officer.
SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Total Return Fund
By:	/s/ John P. Calamos, Sr.
	Name:	John P. Calamos, Sr.
	Title:	Principal Executive Officer
	Date:	June 24, 2008

By:	/s/ Nimish S. Bhatt
	Name:	Nimish S. Bhatt
	Title:	Principal Financial Officer
	Date:	June 24, 2008
          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Calamos Global Total Return Fund
By:	/s/ John P. Calamos, Sr.
	Name:	John P. Calamos, Sr.
	Title:	Principal Executive Officer
	Date:	June 24, 2008

By:	/s/ Nimish S. Bhatt
	Name:	Nimish S. Bhatt
	Title:	Principal Financial Officer
	Date:	June 24, 2008